UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2024
________________________________________
Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
________________________________________

Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 1, 2024, Jason O’Byrne, the Chief Financial Officer of Caribou Biosciences, Inc. (the “Company”), informed the Company of his intent to resign from his position, effective September 27, 2024, to pursue another opportunity. Mr. O’Byrne serves as the Company’s principal financial officer and principal accounting officer. Mr. O’Byrne’s resignation is not the result of any disagreement with the Company on any matter related to the Company's financial reporting or accounting policies, procedures, estimates, or judgments. The Company has initiated a search for a new Chief Financial Officer.
The Company intends to appoint Ryan Fischesser, the Company’s current Vice President of Finance and Controller, to assume the role of the Company’s principal accounting officer, effective as of the close of business on September 27, 2024. Mr. Fischesser had previously served as the Company’s principal accounting officer from the time of the Company’s initial public offering through December 15, 2022.
Mr. Fischesser, age 38, has served as the Company’s Vice President of Finance since January 2021 and Controller since February 2017. Mr. Fischesser also served as the Company’s Director of Finance from February 2017 until January 2019 and as the Company’s Executive Director of Finance from January 2019 until January 2021. Prior to joining the Company, Mr. Fischesser co-founded the CPA firm BHLF LLP in 2012 where he provided audit and outsourced accounting services to clients in the life sciences, waste management, and airline industries. He earned a B.S. degree in Business Administration with an emphasis in financial services from Saint Mary’s College of California. There are no arrangements or understandings between Mr. Fischesser and any other persons pursuant to which he was selected as the Company’s Vice President of Finance and Controller in 2021 and 2017, respectively, or as the Company’s principal accounting officer effective as of September 27, 2024. Mr. Fischesser has no family relationships with any of the Company’s executive officers or members of the Company’s Board of Directors. There are no transactions to which the Company is or was a participant and in which Mr. Fischesser has a material interest that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caribou Biosciences, Inc.

Date:	September 3, 2024	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer